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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 19, 2009
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                                SPIRE CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

        Massachusetts                0-12742                    04-2457335
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(State or Other Jurisdiction       (Commission                (IRS Employer
      of Incorporation)            File Number)             Identification No.)

One Patriots Park, Bedford, Massachusetts                      01730-2396
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(Address of principal executive offices)                       (Zip Code)

                                 (781) 275-6000
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On November 19, 2009, the Board of Directors of Spire Corporation (the "Company") approved the appointment of Robert S. Lieberman as Chief Accounting Officer effective December 3, 2009. The Company issued a press on December 10, 2009 announcing Mr. Lieberman's appointment, a copy of which is attached hereto as Exhibit 99.1.

     Mr. Lieberman, age 58, joined Spire Corporation on April 13, 2009 as the Corporate Controller. In his role as Chief Accounting Officer, he will have the added responsibility for accounting and financial oversight and strategic/governance participation. Mr. Lieberman is a graduate of Bernard M. Baruch College in New York and is a member of the American Institute of Certified Public Accountants, the New York State Society of Certified Public Accountants, as well as the Boston Chapter of the Financial Executives International. Before joining Spire Corporation, from May 2004 to January 2008, Mr. Lieberman served as Senior Vice President and Chief Financial Officer for Millbrook Distribution Services, Inc., a division of United Natural Foods, where he was responsible for the development and oversight of the finance area. Previously, from April 1999 to December 2003, he was Chief Financial Officer and Treasurer for Saleslink Corporation, a global supply chain management and eCommerce subsidiary of CMGI.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

    Exhibit No.        Description
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       99.1            Press Release of the Company dated December 10, 2009.



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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     SPIRE CORPORATION


Date: December 10, 2009              By:  /s/ Christian Dufresne
                                          --------------------------------
                                          Christian Dufresne
                                          Chief Financial Officer and Treasurer















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                                  EXHIBIT INDEX


Exhibit No.        Description
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   99.1            Press Release of the Company dated December 10, 2009.



























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